UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2019

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Boston Scientific Corporation (“Boston Scientific”) submitted a borrowing request for $2.0 billion to be funded on August 19, 2019, under its Term Loan Credit Agreement with the lenders from time to time party thereto, and Barclays Bank PLC as administrative agent, consisting of a $1.0 billion two-year delayed draw term loan credit facility and a $1.0 billion three-year delayed draw term loan credit facility. The funds from the drawdown will be used to partially finance Boston Scientific’s acquisition of BTG plc (“BTG”), as described below. Borrowings under the two-year delayed draw term loan credit facility will mature two years from the date of the closing of the BTG acquisition and borrowings under the three-year delayed draw term loan credit facility will mature three years from the date of the closing of the BTG acquisition. For more information regarding the Term Loan Credit Agreement, see Items 1.01, 2.03 and 9.01 in Boston Scientific’s Form 8-K filed with the Securities and Exchange Commission on December 21, 2018, which includes such agreement as Exhibit 10.3. Such description and exhibit are incorporated in this Item 2.03 by reference.

ITEM 8.01.    Other Events.

On August 19, 2019, Boston Scientific, BTG and Bravo Bidco Limited (“Bidco”), an indirect wholly-owned subsidiary of Boston Scientific, issued an announcement on the London-based Regulatory News Service (“RNS”), announcing that the previously announced scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006, as amended (the “Scheme”) has become effective in accordance with its terms. Pursuants to the Scheme, Bidco has acquired the entire issued share capital of BTG.

On August 19, 2019, Boston Scientific also issued a press release, disclosing that BTG has become a wholly-owned subsidiary of Boston Scientific and BTG shares no longer trade on the London Stock Exchange. Under the terms of the Scheme, holders of BTG common shares will receive 840 pence in cash per ordinary share of BTG that they hold.

Additionally, Boston Scientific announced that in due course, it expects to complete the previously announced sale of its global embolic microspheres portfolio—comprised of Embozene®, Embozene TANDEM® and ONCOZENE™ brands—to Varian Medical Systems, Inc., a transaction entered into in connection with obtaining the antitrust clearances required to effect the Scheme.

Copies of the aforementioned RNS announcement and press release are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference; provided, however, that information on or connected to our website or the website of any third-party hyperlinked from or referenced in the RNS announcement and press release included as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding the financial impact of the BTG transaction, the closing of the divestiture of our microspheres business, our business plans, regulatory approvals, product development and product performance and impact.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this document.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and future business decisions made by us and our competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A – Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this document.

ITEM 9.01.     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	RNS Announcement, dated August 19, 2019
99.2	Press Release issued by Boston Scientific, dated August 19, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2019	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel